Exhibit 10.6

REAFFIRMATION, RATIFICATION AND AMENDMENT AGREEMENT

May 4, 2007

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
335 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the (a) Securities Purchase Agreement, dated as of June 30, 2006, between TrueYou.com Inc., a Delaware corporation (the “Company”), in favor of Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “Original SPA”), (b) the Subsidiary Guaranty, dated as of June 30, 2006 made by Klinger Advanced Aesthetics, Inc., a Delaware corporation (“KAA”), Advanced Aesthetics Sub, Inc. a Delaware corporation (“AAI”), Advanced Aesthetics, LLC, a Delaware limited liability company (“AAL”), Klinger Advanced Aesthetics, LLC, a Delaware limited liability company (“Klinger Advanced”), Anushka PBG, LLC, a Delaware limited liability company (“Anushka PBG”), Anushka Boca LLC, a Delaware limited liability company (“Anushka Boca”), Wild Hare, LLC, a Delaware limited liability company (“Wild Hare”), Dischino Corporation, a Florida corporation (“Dischino”), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company (“Anushka Acquisition”), Anushka Boca Sub, LLC, a Delaware limited liability company (“Boca Acquisition”) and Wild Hare Acquisition Sub, LLC, a Delaware limited liability company (“Wild Hare Acquisition” and together with KAA, AAI, AAL, Klinger Advanced, Anushka PBG, Anushka Boca, Wild Hare, Dischino, Anushka Acquisition and Boca Acquisition, the “Subsidiaries”) in favor of Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (c) Master Security Agreement dated as of June 30, 2006 made by the Company and the Subsidiaries in favor of Laurus (as amended, modified or supplemented from time to time, the “Master Security Agreement”) (d) Stock Pledge Agreement dated as of June 30, 2006 made by the Company, KAA, Anushka PGB, Anushka Boca, Wild Hare and Dischino in favor of Laurus (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”); and (e) the Intellectual Property Security Agreement dated as of June 30, 2006 made by the Company, KAA, Klinger Advanced and AAL in favor of Laurus (as amended, modified or supplemented from time to time, the “IP Security Agreement), and together with the the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the “Existing Agreements”).

          To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Amended and Restated Secured Term Note, dated the date hereof, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the “New Laurus Term Note”), which amends, restates and completely replaces the Note referenced in the Original SPA (ii) the Amended and Restated Securities Purchase Agreement

referred to in the New Laurus Term Note (as amended, modified or supplemented from time to time, the “New Laurus Purchase Agreement”), which amends, restates and completely replaces the Original SPA, (iii) the Related Agreements referred to in, and defined in, the New Laurus Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the “New Laurus Agreements”), each of the Company and each Subsidiary hereby:

          (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the New Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

          (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company and each Subsidiary under each of the New Laurus Agreements are (i) “Obligations” under, and as defined in the Subsidiary Guaranty, (ii) “Obligations” under, and as defined in, the Master Security Agreement; (iii) “Indebtedness” under, and as defined in, the Stock Pledge Agreement; and (iv) “Obligations” under, and as defined in, the IP Security Agreement;

          (c) acknowledges, ratifies and confirms that each of the New Laurus Agreements are “Documents” under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

          (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Agreements, as modified herein, are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the New Laurus Agreements;

          (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under the Original SPA or any Existing Agreement; and

          (f) acknowledges, ratifies and confirms the grant by each of the Company and each Subsidiary to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company and each Subsidiary respectively, as more specifically set forth in the applicable Existing Agreements; and

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          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

TRUEYOU.COM INC.

By:

Name:
Title:
Address:

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:
Address:

ADVANCED AESTHETICS SUB, INC.

By:

Name:
Title:
Address:

ADVANCED AESTHETICS, LLC

By:

Name:
Title:
Address:

KLINGER ADVANCED AESTHETICS, LLC

By:

Name:
Title:
Address:

ANUSHKA PBG, LLC

By:

Name:
Title:
Address:

ANUSHKA BOCA LLC

By:

Name:
Title:
Address:

WILD HARE, LLC

By:

Name:
Title:
Address:

DISCHINO CORPORATION

By:

Name:
Title:
Address:

ANUSHKA PBG ACQUISITION SUB, LLC

By:

Name:
Title:
Address:

ANUSHKA BOCA SUB, LLC

By:

Name:
Title:

Address:

WILD HARE ACQUISITION SUB, LLC

By:

Name:
Title:
Address:

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By:

Name:
Title: